Exhibit 99.1

NEWS RELEASE

Contact:	Investor Relations
708.483.1300 Ext 1331

TreeHouse Foods Announces Agreement with JANA Partners
Appoints John Gainor and Ken Tuchman to the Board

OAK BROOK, Ill., March 2, 2021 -- TreeHouse Foods, Inc. (NYSE: THS) today announced an agreement with JANA Partners LLC, which owns approximately 7.4% of the outstanding shares of TreeHouse's common stock, pursuant to which TreeHouse will appoint to its Board of Directors, effective March 2, 2021, two new independent directors: John P. Gainor Jr. and Kenneth I. Tuchman.

“We are pleased that our productive engagement with JANA Partners has resulted in the appointment of John and Ken to the TreeHouse Board,” said Gary D. Smith, Chairman of the Board. “Both have a broad range of expertise. We look forward to benefitting from their valuable perspectives as we continue to focus on executing our strategy and on creating long-term value for our stockholders.”

“This is an important moment in our growth trajectory; we have made significant progress transforming the Company, which is reflected in the strength of our 2020 performance, and we are well-positioned to drive growth and value over the long term,” said Steve Oakland, Chief Executive Officer and President of TreeHouse. “We share a common perspective with JANA that our current share price does not reflect the progress we have made and the value of our opportunities, business and outlook. I look forward to working with John, Ken and the rest of the board to focus on accelerating our momentum and achieving a stock price that reflects the true value of our business.”

Barry Rosenstein, managing partner of JANA Partners, commented, “We are encouraged by the steps the Company has been taking, including these director additions, and by the ongoing commitment to unlocking stockholder value.”

Mr. Gainor will join the director class that will stand for election in 2022, and Mr. Tuchman will join the director class that will stand for election in 2023. In connection with these appointments, the Board will temporarily expand to 14 directors. Immediately following the TreeHouse 2021 Annual Meeting of Stockholders, it is anticipated that the Board will consist of 11 directors.

In connection with the appointment of these two new directors, TreeHouse Foods and JANA Partners have entered into a cooperation agreement, including customary standstill and voting commitments. A copy of the agreement will be included as an exhibit to the company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

About John P. Gainor Jr.

Mr. Gainor is an experienced executive and director, most recently serving as the President and Chief Executive Officer of International Dairy Queen from 2008 until 2017 after serving as its Chief Supply Chain Officer. Mr. Gainor has longstanding experience in shipping and logistics as the former President and Co- Founder of Supply Solutions, Inc., a company that focused on designing and implementing supply chain solutions and business expansion models for major restaurant chains and consumer products companies. Mr. Gainor previously held various executive positions with Consolidated Distribution Corporation, AmeriServe Distribution Corporation and Warner Lambert Corporation. Mr. Gainor serves on the boards of directors of Bloomin’ Brands and Saia, Inc. and previously served on the board of Jack in the Box Inc.

About Kenneth I. Tuchman

Mr. Tuchman has over 35 years of experience as an investment banker and director who has worked with public and private, large and mid-cap company management teams to facilitate growth, funding and competitive positioning. Most recently, Mr. Tuchman was the Vice Chairman of the investment and corporate banking groups of Bank of Montreal Capital Markets until 2016. Previously, Mr. Tuchman served as Vice Chairman at Bank of America Merrill Lynch, where he focused on investment banking in the consumer and retail sector. Before that, he was Chairman of Global Banking for the Americas at Dresdner Kleinwort Ltd. (Wasserstein Perella Group) and spent more than 16 years at Lehman Brothers, where he was a Managing Director and Co-Head of the Global M&A Group. Mr. Tuchman has previously served on the boards of directors of Smart & Final Stores, Gordmans Stores, Parisian Department Stores and DeMoulas Supermarkets, as well as other private companies and organizations.

Evercore acted as financial advisor to TreeHouse Foods, and Skadden, Arps, Slate, Meagher & Flom LLP and Sidley Austin LLP served as legal advisors to the Company. Schulte, Roth & Zabel LLP represented JANA Partners.

About TreeHouse Foods

TreeHouse Foods, Inc. is a leading manufacturer and distributor of private label packaged foods and beverages in North America. We have approximately 40 production facilities across North America and Italy, and our vision is to be the undisputed solutions leader for custom brands for our customers. Our extensive product portfolio includes snacking, beverages, and meal preparation products, available in shelf stable, refrigerated, frozen, and fresh formats. We have a comprehensive offering of packaging formats and flavor profiles, and we also offer clean label, organic, and preservative-free ingredients across almost our entire portfolio. Our purpose is to make high quality food and beverages affordable to all.

Additional information, including TreeHouse's most recent Forms 10-Q and 10-K, may be found at TreeHouse's website, http://www.treehousefoods.com.

Forward-Looking Statements

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and other information are based on our beliefs, as well as assumptions made by us, using information currently available. The words "anticipate," "believe," "estimate," "project," "expect," "intend," "plan," "should," and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this press release.

Such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this press release and other public statements we make. Such factors include, but are not limited to: risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; the success of our restructuring programs, our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; disruptions or inefficiencies in our supply chain and/or operations, including from the ongoing COVID-19 outbreak; our ability to continue to make acquisitions in accordance with our business strategy or effectively manage the growth from acquisitions; changes and developments affecting our industry, including consumer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; disruptions in or failures of our information technology systems; labor strikes or work stoppages; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2020, and from time to time in our filings with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made when evaluating the information presented in this press release. TreeHouse expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in its expectations with regard thereto, or any other change in events, conditions or circumstances on which any statement is based.

Additional Information

TreeHouse Foods, Inc. (“TreeHouse”) intends to file a proxy statement, together with a proxy card, with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2021 Annual Meeting of Stockholders (the “2021 Annual

Meeting”). TreeHouse stockholders are urged to read the proxy statement, together with the proxy card, and other relevant documents filed or to be filed with the SEC when they become available because they contain or will contain important information. Investors will be able to get copies of the proxy statement and other documents (including the proxy card) filed with the SEC by TreeHouse for free at the SEC’s website, www.sec.gov. Copies of those documents will also be available free of charge through the “Investors” section of TreeHouse’s website, under Financials/SEC Filings, at www.treehousefoods.com.

Participants in the Solicitation

TreeHouse and its directors will be, and certain executive officers and other employees of TreeHouse may be deemed to be, participants in the solicitation of proxies from TreeHouse’s stockholders in connection with the 2021 Annual Meeting. You can find information about TreeHouse’s directors and executive officers in TreeHouse’s definitive proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on March 5, 2020, TreeHouse’s annual report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 11, 2021, and TreeHouse’s current reports on Form 8-K filed with the SEC on November 24, 2020 and January 4, 2021 and on TreeHouse’s website, www.treehousefoods.com, through the “Who We Are” and the “Leadership Team” and “Board of Directors” sections. Additional information regarding the ownership of TreeHouse securities by TreeHouse’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5. More detailed and updated information regarding the identity of potential participants in the solicitation of proxies, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed by TreeHouse with the SEC in connection with the 2021 Annual Meeting. These documents and the other SEC filings described in this paragraph may be obtained free of charge on the SEC’s website and on TreeHouse’s website as described above under “Additional Information.”

Investor Contact
Investor Relations
708.483.1300 Ext 1331

Media Contact
Bryan Locke, Liz Zale, Mike DeGraff
Sard Verbinnen & Co.
TreeHouse-SVC@sardverb.com